SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Floating-Rate Income Trust

Eaton Vance Senior Floating-Rate Trust

Eaton Vance Senior Income Trust

Eaton Vance New York Municipal Income Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Eaton Vance Closed-End Funds

Please Vote NOW to Protect the Value of Your Investment

The Joint Special Meeting of Shareholders of Eaton Vance Floating-Rate Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Senior Floating-Rate Trust and Eaton Vance Senior Income Trust (collectively, the Funds) is scheduled to be held on January 7, 2021.

It is critical that you vote NOW on the WHITE proxy card to approve the Funds’ new investment advisory agreements with Eaton Vance Management and protect the value of your investment. Approval of the new agreements ensures that the Funds’ operations will continue uninterrupted and provide continuity of the investment program that you selected through your investment in the Funds.

Failure to approve a new investment advisory agreement could result in negative outcomes for your Fund, including…

No investment adviser	A radical Fund restructuring	Liquidation

Vote Today!

Your Vote is Extremely Important, No Matter How Many Shares You Own
Please mark, sign, date, and mail the enclosed WHITE proxy card in the postage-paid envelope provided or vote by telephone or via the internet.
Please call (866) 416-0552 if you have any questions or need assistance.
REMEMBER
We urge you to not vote use any other non-white proxy card as doing so will revoke your vote on the WHITE proxy card. The latest dated proxy card will be counted.